Exhibit 99.5




                                 PROMISSORY NOTE
                                 ---------------
                                 (Floating Rate)



$4,550,000.00                                                April ___, 2005


        For value received, BEHRINGER HARVARD NORTHWEST HIGHWAY LP, a Texas limited partnership, as principal ("BORROWER"), promises to pay to the order of THE FROST NATIONAL BANK, a national banking association ("Lender") at P.O. Box 1600, San Antonio, Texas 78296, or at such other address as Lender shall from time to time specify in writing, the principal sum of FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($4,550,000.00), in legal and lawful money of the United States of America, with interest on the outstanding principal from the date advanced until paid at the rate set out below. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

        1.      PAYMENT TERMS.

        (a) Interest only shall be due and payable monthly as it accrues on the _____ day of each and every calendar month, beginning in May, 2005, and continuing regularly and monthly on the same day of each succeeding month thereafter until April ___, 2007, when the entire amount hereof, principal and interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as Lender shall determine.

        (b) Principal, in one or more payments, (in addition to all interest and other sums due and payable under the terms of this Note) shall be due and payable in an aggregate total amount equal to NINE HUNDRED TEN THOUSAND AND NO 1/100 DOLLARS ($910,000.00) on or before the first anniversary of the Completion Date (as defined in the Loan Agreement).

        2. LATE CHARGE. If a payment is made 10 days or more late, Borrower will be charged, in addition to interest, a delinquency charge of (i) 5% of the unpaid portion of the regularly scheduled payment, or (ii) $250.00, whichever is less. Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date, Borrower will be charged a delinquency charge of (i) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (ii) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

        3. INTEREST RATE. The Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the London Interbank Offered Rate (defined below) plus two percent (2%), interest being calculated on the unpaid


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

                                                                    Exhibit 99.5


principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as Lender shall determine.

        " LONDON INTERBANK OFFERED RATE" means the London Interbank Offered Rate (LIBOR) for three months as quoted in the most recently published issue of THE WALL STREET JOURNAL (Central Edition) in the "Money Rates" column, with said rate to be adjusted to reflect any change in the London Interbank Offered Rate at the time of any such change. If the London Interbank Offered Rate ceases to be made available by THE WALL STREET JOURNAL (Central Edition) publisher, or any successor to the publisher of THE WALL STREET JOURNAL (Central Edition), the interest rate will be determined by the Lender using a comparable index. If more than one London Interbank Offered Rate for three months is quoted, the highest rate shall apply. The London Interbank Offered Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by Lender or any other bank to any customer.

        4. DEFAULT RATE. Matured unpaid principal and interest shall bear interest from date of maturity until paid at (a) the highest rate permitted by applicable law, or (b) if no such maximum rate is established by applicable law, at the rate stated above plus five percent (5%) per annum.

        5. PREPAYMENT. Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without penalty. Any prepayments shall be applied first to accrued interest and then to principal. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal at the time thereof. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. All partial prepayments of principal shall be applied to the last installments payable in their inverse order of maturity.

        6. DEFAULT. It is expressly provided that upon default in the punctual payment of this Note or any part hereof, principal or interest, as the same shall become due and payable, and such default continues for a period of five (5) days after written notice to Borrower given in accordance with the provisions of this Note, or upon the occurrence of an event of default specified in any of the other Loan Documents (as defined below), and such default continues for a period of twenty (20) days after written notice to Borrower given in accordance with the provisions of this Note, the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Borrower agrees and promises to pay all costs of collection, including reasonable attorney's fees.

        7. JOINT AND SEVERAL LIABILITY; WAIVER. Each maker, signer, surety and endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this loan without affecting the obligations of the others. Except as specifically


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

                                                                    Exhibit 99.5


provided herein, all such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

        8. NO USURY INTENDED; USURY SAVINGS CLAUSE. In no event shall interest contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by applicable law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by applicable law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

        9. SECURITY. This Note has been executed and delivered pursuant to that certain Construction Loan Agreement of even date herewith by and between Borrower and Lender ("LOAN AGREEMENT"), and is secured by, INTER ALIA, the following:

                (a) a Deed of Trust, Security Agreement - Financing Statement of even date herewith from Borrower in favor of Jimmy R. Locke, Trustee for the benefit of the Lender, covering certain real property situated in Dallas County, Texas, as more particularly described therein;

                (b) an Assignment of Construction Contracts, Architect's Agreement and other permits and agreements in connection with the Property; and

                (c) a Guaranty Agreement of even date herewith from Behringer Harvard Short- Term Opportunity Fund I LP in favor of Lender.

This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "LOAN DOCUMENTS." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

        10. TEXAS FINANCE CODE. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such chapter is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

        11. GOVERNING LAW, VENUE. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this


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

                                                                    Exhibit 99.5


Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

        12. PURPOSE OF LOAN. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment, or other similar purposes.

        13. CAPTIONS. The captions in this Note are inserted for convenience only and are not to be used to limit the terms herein.

        14. FINANCIAL INFORMATION. Borrower agrees to promptly furnish such financial information and statements, including financial statements in a format acceptable to Lender, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time. This provision shall not alter the obligation of Borrower to deliver to Lender any other financial statements or reports pursuant to the terms of any other loan documents executed in connection with this Note.

        15. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing, and shall be deemed to be given or delivered when actually received by the party to whom directed, or, if earlier and regardless of whether actually received, upon deposit in a regularly maintained receptacle for the United States mail, registered or certified, postage fully prepaid, addressed to the party to whom directed at its address set forth below or at such other address for notice delivery as such party may have specified previously by notice actually received by the other party:


        If to Borrower:         Behringer Harvard Northwest Highway LP
                                Attn: ___________________________
                                100 Main Street
                                Dallas, Texas 75208


        With copy to:           Powell & Coleman, L.L.P.
                                Attn: Patrick M. Arnold
                                8080 N. Central Expressway, Suite 1380
                                Dallas, Texas 75206


        If to Lender:           The Frost National Bank
                                P.O. Box 1600
                                San Antonio, Texas  78296
                                Attn: Mr. John Wood


PROMISSORY NOTE (FLOATING RATE)                                           Page 4
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

                                                                    Exhibit 99.5


                BORROWER:
                ---------

                BEHRINGER HARVARD NORTHWEST HIGHWAY LP, A TEXAS LIMITED PARTNERSHIP

                BY: BEHRINGER HARVARD NORTHWEST HIGHWAY GP, LLC, A TEXAS LIMITED LIABILITY COMPANY, ITS GENERAL PARTNER


                        BY: _____________________________________________
                        NAME:  __________________________________________
                        TITLE: __________________________________________


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